SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the, Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Universal Security Instruments, Inc.

 (Name of Registrant as Specified in Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNIVERSAL SECURITY INSTRUMENTS, INC.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on October 21, 2014.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting of Shareholders, Proxy Statement, 2014 Voting Proxy, 2014 Annual Report and any other Annual Meeting materials are available at http://www.usiannualmeeting.com.

The 2014 Annual Meeting of Shareholders of Universal Security Instruments, Inc. (the “Company”) will be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on Tuesday, October 21, 2014 at 8:30 a.m., local time, for the following purposes:

1.	To elect one director to serve until the Annual Meeting of Shareholders to be held in 2017 and until their successor is duly elected and qualified;
2.	To vote on a non-binding resolution approving the compensation of the executive officers named in the proxy statement.
3.	To authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the fiscal year ending March 31, 2015;
4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends voting FOR the nominee for Director, FOR approval of the compensation, and FOR the selection of auditors. To vote in person, you must attend the Annual Meeting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 6, 2014 to facilitate timely delivery.

To request a paper copy of these materials for the 2014 Annual Meeting of Shareholders and/or for all future meetings, please do one of the following (you must reference your Shareholder Control Number listed on the label above your name):

•	Call our toll free number 1-800-390-4321, Extension 211.
•	Send your request by e-mail to usiannualmeeting@universalsecurity.com
•	Request a copy at http://www.usiannualmeeting.com.

TO VOTE YOU MUST ACCESS YOUR PROXY MATERIALS AT

http://www.usiannualmeeting.com.

HAVE THIS CARD IN HAND WHEN YOU ACCESS THE WEBSITE.